Exhibit 99(b)
EXECUTION VERSION
Amendment No. 2 to GM-Delphi Agreement
          Amendment No. 2, dated as of December 12, 2008 (this “Amendment”), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a “Case” and collectively, the “Cases”), and GENERAL MOTORS CORPORATION (“GM”).
RECITALS:
          WHEREAS, the Borrower, the Guarantors and GM have previously entered into that certain agreement, dated as of May 9, 2008 and as amended by that certain Amendment No. 1 effective as of October 6, 2008 (as such may be further amended or otherwise modified, the “GM-Delphi Agreement”);
          WHEREAS, Delphi is seeking certain accommodations from the DIP Lenders; and
          WHEREAS, the Borrower, the Guarantors and GM wish to enter into this Amendment to amend the GM-Delphi Agreement as set forth herein.
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the GM-Delphi Agreement.
     2. Amendments. Subject to the terms and conditions set forth herein, effective as of the Effective Date (as defined below), the GM-Delphi Agreement (together with the Exhibits and Schedules thereto) is hereby amended in its entirety to read as Exhibit A attached hereto.
     3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the first date on which each of the following conditions precedent are satisfied (or otherwise waived by GM in its sole discretion) on or prior to December 4, 2008 (the “Effective Date”):
          (a) Execution of Amendment. This Amendment shall have been executed by the Borrower and each of the Guarantors.
          (b) Documents and Certificates. GM shall have received such documents and certificates as GM or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each of the Guarantors, the authorization of the transactions under this Amendment and any other legal matters relating to the Borrower and each of the Guarantors, this Amendment or the transactions contemplated hereunder, all in form and substance reasonably satisfactory to GM and its counsel.
          (c) DIP Accommodation Agreement. The Bankruptcy Court shall have entered an order (the “Accommodation Agreement Order”) approving the Accommodation Agreement, which agreement shall have become effective on or before December 4, 2008 and pursuant to which the DIP

Lenders shall have agreed to a forbearance with respect to the Maturity Date until a date no earlier than as set forth in the draft Accommodation Agreement dated November 26, 2008; provided, that the Accommodation Agreement shall be on terms reasonably acceptable to GM and that such order shall have been entered on or before December 4, 2008.
          (d) Approval Order. The Bankruptcy Court shall have entered an order, on or before December 4, 2008, approving this Amendment (the “Approval Order”), which Approval Order (a) shall authorize the payment by the Borrower of all fees and expenses provided for herein and in the Existing Agreement and (b) shall be in form and substance acceptable to GM.
          (e) No Default. (i) No Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing under the GM-Delphi Agreement and (ii) no Automatic Accommodation Termination Default and no Accommodation Default, and no event which upon notice or lapse of time or both would constitute an Automatic Accommodation Termination Default or an Accommodation Default, shall have occurred and be continuing under the Accommodation Agreement, in each case, unless such event has been waived or amended by the DIP Lenders and (iii) no amendments or other modifications to the DIP Credit Agreement with the effect of reducing the aggregate commitments or amounts available thereunder (except in accordance with the terms of the Accommodation Agreement) shall have become effective.
          (f) Fees and Expenses. GM shall have received the payment by the Borrower of all fees and expenses referred to herein and in the GM-Delphi Agreement.
     4. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to GM, on and as of the date hereof, both prior to and after giving effect to this Amendment, (i) the Borrower and each Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and each Guarantor, respectively, and (iii) this Amendment is the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
     5. Continuing Effect; Guaranties.
          (a) Except as expressly set forth in this Amendment, all of the terms and provisions of the GM-Delphi Agreement are and shall remain in full force and effect and the Borrower and each Guarantor shall continue to be bound by all of such terms and provisions. The Amendment provided for herein is limited to the specific provisions of the GM-Delphi Agreement specified herein and shall not constitute an amendment of, or an indication of GM’s willingness to amend or waive, any other provisions of the GM-Delphi Agreement or the same sections for any other date or purpose.
          (b) The Borrower and each Guarantor hereby consents to this Amendment, including all increases in commitments and extensions of additional credit pursuant hereto and the execution, delivery and performance of the other documents (if any) to be executed in connection herewith. The Borrower and each Guarantor hereby acknowledges and agrees that all of its obligations, including all Guaranties granted to GM under the GM-Delphi Agreement, are reaffirmed and that such Guaranties shall continue in full force and effect on and after Effective Date to secure and support the Obligations of the Borrower and the Guarantors.
     6. Expenses. The Borrower and each Guarantor jointly and severally agree to pay and reimburse GM for all its reasonable out-of-pocket costs and expenses incurred in connection with the

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negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to GM.
     7. Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.
     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
     9. Integration. This Amendment, together with the GM-Delphi Agreement, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     11. Waiver of Jury Trial. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment and the GM-Delphi Agreement.
[Signature Pages Follow]

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          IN WITNESS WHEREOF, the parties have entered into this Amendment No. 2 as of the date first above written.

BORROWER DELPHI CORPORATION
By:	/s/ John Sheehan
	Name:	John Sheehan
	Title:	Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2]

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

[Signature Page to Amendment No. 2]

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

[Signature Page to Amendment No. 2]

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

[Signature Page to Amendment No. 2]

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

[Signature Page to Amendment No. 2]

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

[Signature Page to Amendment No. 2]

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 2]

ASPIRE, INC.,
a Michigan corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

DELPHI CHINA LLC,
a Delaware limited liability company

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

DELPHI DIESEL SYSTEMS CORP.,
a Delaware corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC.,
a Michigan corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

SPECIALTY ELECTRONICS, INC.,
a South Carolina corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer
[Signature Page to Amendment No. 2]

SPECIALTY ELECTRONICS INTERNATIONAL LTD.,
a Virgin Islands corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

PACKARD HUGHES INTERCONNECT COMPANY,
a Delaware corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

ENVIRONMENTAL CATALYSTS, LLC,
a Delaware limited liability company

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer
[Signature Page to Amendment No. 2]

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

[Signature Page to Amendment No. 2]

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ Thomas N. Twomey
	Name:	Thomas N. Twomey
	Title:	Vice President Intellectual Property

[Signature Page to Amendment No. 2]

DREAL, INC.,
a Delaware corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer
[Signature Page to Amendment No. 2]

LENDER GENERAL MOTORS CORPORATION
By:	/s/ Walter G. Borst
	Name:	Walter G. Borst
	Title:	Treasurer

[Signature Page to Amendment No. 2]

EXHIBIT A to
AMENDMENT NO. 2
AGREEMENT
     AGREEMENT, dated as of May 9, 2008, among DELPHI CORPORATION, a Delaware corporation and a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the “Borrower”), the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a “Case” and collectively, the “Cases”), and GENERAL MOTORS CORPORATION (“GM”), as amended by Amendment No. 1, effective as of October 6, 2008, and Amendment No. 2, effective as of December 12, 2008.
RECITALS:
     WHEREAS, on October 8, 2005, the Borrower and the Guarantors filed voluntary petitions with the Bankruptcy Court initiating the Cases and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;
     WHEREAS, the Borrower, the Guarantors hereunder and certain financial institutions from time to time party thereto (the “DIP Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the DIP Lenders, and Citicorp USA, Inc., as syndication agent for certain DIP Lenders, have previously entered into that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of November 20, 2007 (as such may be amended, modified, refinanced or replaced from time to time, in each case, except upon the effectiveness of a Reorganization Plan, the “DIP Credit Agreement”);
     WHEREAS, in connection with the Master Restructuring Agreement and the Global Settlement Agreement, the Borrower has requested and, subject to the terms and conditions set forth herein, GM has agreed, to make the accommodations to the Borrower described in this Agreement, which accommodations relate to the advances to the Borrower by GM, on a net basis, in anticipation of the effectiveness of the Master Restructuring Agreement and the Global Settlement Agreement; and
     WHEREAS, the Guarantors have agreed to guarantee the obligations of Borrower hereunder.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.01. Defined Terms. Capitalized terms that are not otherwise defined herein shall have the meaning set forth in the DIP Credit Agreement, including as set forth in Section 8.15.
     “Accommodation Agreement” shall mean that certain Accommodation Agreement, dated December 12, among the Borrower, the Guarantors hereunder, the DIP Lenders and JPMorgan Chase Bank, N.A., as administrative agent for the DIP Lenders, as such agreement may be amended or otherwise modified from time to time; provided, that, in the event such agreement is amended or otherwise modified in a manner adverse to GM, the definitions and other references to the Accommodation Agreement herein shall be deemed references to such agreement without giving effect to any such amendment or modification.
     “Accommodation Agreement Approval Order” shall have the meaning set forth in the Second Amendment Agreement.

     “Accommodation Default” shall have the meaning set forth in the Accommodation Agreement.
     “Adjusted DIP Pricing” shall have the meaning set forth in Section 2.05(a).
     “Administrative Claims” shall have the meaning set forth in Section 2.11.
     “Advance” shall mean any Tranche A Advance and any Tranche B Advance.
     “Advance Request” shall mean a written request executed and delivered by the Borrower for an Advance in accordance with Section 2.02.
     “Affiliates” shall have the meaning set forth in the Global Settlement Agreement.
     “Agreement” shall mean this Agreement, dated as of May 9, 2008, as amended by Amendment No. 1, effective as of October 6, 2008, and as further amended by Amendment No. 2, effective as of December 12, 2008 and as it may be further amended, supplemented or otherwise modified from time to time.
     “Approval Order” shall have the meaning set forth in Section 4.01(f).
     “Automatic Accommodation Termination Default” shall have the meaning set forth in the Accommodation Agreement.
     “Borrower” shall have the meaning set forth in the preamble to this Agreement.
     “Case” and “Cases” shall have the meaning set forth in the preamble to this Agreement.
     “Commitments” shall mean the Tranche A Commitment and the Tranche B Commitment.
     “DIP Credit Agreement” shall have the meaning set forth in the recitals to this Agreement.
     “DIP Extension Order” shall have the meaning set forth in Section 4.01(c).
     “DIP Lenders” shall have the meaning set forth in the recitals to this Agreement.
     “DIP Termination Date” shall mean the date on which the commitments under the DIP Credit Agreement have been terminated, the Borrower’s obligations thereunder (other than contingent obligations for which no demand has been made) have been paid in full and any outstanding Letters of Credit have been cash collateralized or backstopped by other letters of credit in accordance with the DIP Credit Agreement, whether pursuant to a Reorganization Plan or otherwise (other than pursuant to a refinancing or replacement, except upon the effectiveness of a Reorganization Plan, of the DIP Credit Agreement).
     “Effective Date” shall have the meaning set forth in Section 4.01.
     “Event of Default” shall have the meaning set forth in Section 6.01.
     “Existing Confirmed Plan” shall mean the First Amended Joint Plan of Reorganization of the Borrower and certain affiliates, debtors and debtors-in-possession, as modified, which was confirmed by order of the United States Bankruptcy Court for the Southern District of New York entered January 25, 2008 (docket no. 12359).
     “Global Settlement Agreement” shall mean that certain Amended and Restated Global Settlement agreement between the Borrower and GM dated September 12, 2008.

     “GM” shall have the meaning set forth in the preamble to this Agreement.
     “GM-Related Parties” shall have the meaning set forth in the Global Restructuring Agreement.
     “Guarantor” and “Guarantors” shall have the meaning set forth in the preamble to this Agreement.
     “Indemnitee” shall have the meaning set forth in Section 8.04(b).
     “Interest Payment Date” shall mean the last day of each March, June, September and December, commencing on September 30, 2008.
     “Loan” and “Loans” shall have the meaning set forth in Section 2.01(b).
     “Master Restructuring Agreement” shall mean that certain Amended and Restated Master Restructuring Agreement between the Borrower and GM dated September 12, 2008.
     “Obligations” shall mean the Tranche A Obligations and the Tranche B Obligations.
     “Reorganization Plan” shall mean a chapter 11 plan of reorganization or liquidation, including any amendment thereto, in any of the Cases.
     “Second Amendment Agreement” shall mean Amendment No. 2 to this Agreement, dated as of December 12, 2008, among the parties hereto.
     “Second Amendment Approval Order” shall mean the “Approval Order”, as defined in the Second Amendment Agreement.
     “Second Amendment Effective Date” shall mean the “Effective Date”, as defined in the Second Amendment Agreement.
     “Set-Off Right” shall mean the right of GM to set-off and apply any and all indebtedness and other liabilities at any time owing by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor against any and all of the Obligations of such Borrower or Guarantor then existing under this Agreement in accordance with Section 6.01.
     “Specified Availability” shall mean, on any date of determination, with respect to (a) Tranche A Loans, the amount by which the Tranche A Available Funds is less than $500,000,000 on such date and (b) Tranche B Loans, (i) the amount projected by the Borrower on such date to be the net use of cash by the Borrower and the Guarantors for the period commencing on such date through the next Monday or Thursday, as the case may be, plus (ii) $25,000,000 minus (iii) the Tranche B Available Funds as of the close of business on the Business Day immediately preceding the date of such determination.
     “Specified Availability Certificate” shall mean a certificate in a form reasonably acceptable to GM signed by a Financial Officer of the Borrower, certifying (a) the amount of the Tranche B Available Funds as of the close of business on the Business Day immediately preceding the date of such certificate and (b) the Specified Availability as of such date and, in each case, reflecting the calculation thereof (based on day-to-day monthly cash projections consistent with past practice).
     “Specified Default” shall have the meaning set forth in the Accommodation Agreement; provided that for purposes of this Agreement, a default, event or condition shall constitute a Specified Default only if the provisions of the Accommodation Agreement (in effect as of the Second Amendment Effective Date)

relating to the DIP Lenders’ agreement to forbear from the exercise of remedies under the DIP Credit Agreement in respect of such Specified Default have not been terminated, modified or otherwise amended in a manner adverse to GM.
     “Tranche A Advance” shall mean any Tranche A Loans made pursuant to this Agreement on a single date.
     “Tranche A Available Funds” shall mean, on any date of determination, the sum of (i) all unrestricted cash and cash equivalents of the Borrower and the Guarantors (as reflected on a consolidated balance sheet of the Borrower and the Guarantors) plus (ii) the Available Amount (as defined under the DIP Credit Agreement on the date hereof) plus (iii) the GM Prepayment Reserve (as defined under the DIP Credit Agreement on the date hereof) plus (iv) on and after the first date on which the Subsequent Tranche C Commitment becomes available to the Borrower for borrowings under the DIP Credit Agreement in accordance with the terms and conditions thereof, any unused portion of the Subsequent Tranche C Commitment.
     “Tranche A Availability Certificate” shall have the meaning set forth in Section 4.02(a).
     “Tranche A Commitment” shall mean the commitment of GM to make loans from time to time (a) prior to June 1, 2008 in an aggregate outstanding principal amount not to exceed $200,000,000, (b) from and after June 1, 2008 and prior to July 1, 2008 in an aggregate outstanding principal amount not to exceed $300,000,000 and (c) from and after July 1, 2008 in an aggregate outstanding principal amount not to exceed $650,000,000; provided that on and after the effectiveness of the amendments to each of the Master Restructuring Agreement and the Global Settlement Agreement referred to in Section 5.03, such Tranche A Commitment shall be permanently reduced from time to time by the aggregate amount paid by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor from and after the Effective Date (whether through the exercise of the Set-Off Right hereunder or otherwise paid in cash) under such agreements.
     “Tranche A Excess Availability” shall have the meaning set forth in Section 2.09(a).
     “Tranche A Loans” shall have the meaning set forth in Section 2.01(a).
     “Tranche A Obligations” shall mean (a) the due and punctual payment of principal of and interest on (subject to the provisos to Section 2.05(b)) the Tranche A Loans and (b) the due and punctual payment of all other present and future, fixed or contingent, monetary obligations of the Borrower and the Guarantors to GM with respect to the Tranche A Loans under this Agreement.
     “Tranche A Scheduled Termination Date” shall mean the earliest of (a) December 31, 2008; provided, that, in the event the Bankruptcy Court shall have entered a final and non-appealable order approving the extension of the DIP Credit Agreement on substantially the same terms (other than pricing) as the DIP Credit Agreement in effect on the date hereof or on terms otherwise reasonably acceptable to GM, upon request by the Borrower, and if mutually agreed by GM and the Borrower, such date may be extended to the earlier of (i) June 30, 2009 and (ii) the Termination Date (as defined in the DIP Credit Agreement and as such term may be amended, replaced or otherwise modified pursuant to such order), (b) the date on or after the effectiveness of the amendments to each of the Master Restructuring Agreement and the Global Settlement Agreement referred to in Section 5.03 on which GM or its Affiliates has paid (whether through the exercise of the Set-Off Right hereunder or otherwise paid in cash) to or for the credit or the account of the Borrower or any Guarantor from and after the Effective Date an amount equal to or greater than $650,000,000 in the aggregate under such agreements and (c) the date on which a Reorganization Plan becomes effective.

     “Tranche A Termination Date” shall mean the earlier of the Tranche A Scheduled Termination Date and the date on which Tranche A Obligations become due and payable in accordance with Section 6.01.
     “Tranche B Advance” shall mean any Tranche B Loans made pursuant to this Agreement on a single date.
     “Tranche B Available Funds” shall mean, on any date of determination, all unrestricted cash and cash equivalents of the Borrower and the Guarantors (as reflected on a consolidated balance sheet of the Borrower and the Guarantors) on such date.
     “Tranche B Commitment” shall mean the commitment of GM to make loans from time to time (a) from and after October 1, 2008 and prior to November 1, 2008 in an aggregate outstanding principal amount not to exceed $200,000,000 and (b) from and after November 1, 2008 in an aggregate outstanding principal amount not to exceed $300,000,000.
     “Tranche B Excess Availability” shall have the meaning set forth in Section 2.09(b).
     “Tranche B Loans” shall have the meaning set forth in Section 2.01(b).
     “Tranche B Obligations” shall mean (a) the due and punctual payment of principal of and interest on (subject to the provisos to Section 2.05(b)) the Tranche B Loans and (b) the due and punctual payment of all other present and future, fixed or contingent, monetary obligations of the Borrower and the Guarantors to GM with respect to the Tranche B Loans under this Agreement.
     “Tranche B Scheduled Termination Date” shall mean the earliest of (a) June 30, 2009, (b) the date on which the Borrower or any Guarantor files any motion or other pleading seeking to amend or otherwise modify the Reorganization Plan and Disclosure Statement filed by Delphi on October 3, 2008 (the “Existing Plan”) in a manner not reasonably satisfactory to GM, (c) the DIP Termination Date, (d) the expiration or termination of the Accommodation Agreement or the Accommodation Period (as defined in the Accommodation Agreement) and (e) the date on which a Reorganization Plan becomes effective.
     “Tranche B Termination Date” shall mean the earlier of the Tranche B Scheduled Termination Date and the date on which Tranche B Obligations become due and payable in accordance with Section 6.01.
     “Weekly Cash Projection” shall mean a certificate in a form reasonably acceptable to GM signed by a Financial Officer of the Borrower, certifying the amount projected by the Borrower to be the net use of cash by the Borrower and the Guarantors for the seven-day period (including an interim projection through next Monday or Thursday, as the case may be) commencing on the date of such certificate and reflecting the calculation thereof (based on day-to-day monthly cash projections consistent with past practice).
     Any reference herein to the effectiveness of the amendments to each of the Master Restructuring Agreement and the Global Settlement Agreement referred to in Section 5.03, or the date on which each of the Master Restructuring Agreement and the Global Settlement Agreement shall have become effective pursuant to Section 5.03, shall be deemed to be September 12, 2008.

ARTICLE II
AMOUNT AND TERMS OF ADVANCES
     Section 2.01. Commitment. GM agrees, on and after the Effective Date, and upon the terms and subject to the conditions set forth herein, to make available to the Borrower:
     (a) during the period commencing May 9, 2008 and ending on the Tranche A Termination Date, loans in an aggregate outstanding principal amount not to exceed the Tranche A Commitment (all such loans, collectively, the “Tranche A Loans”), which Tranche A Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided that (a) the amount of any Tranche A Advance shall not exceed the least of (i) the unused portion of the Tranche A Commitment, (ii) without giving effect to such Tranche A Advance, the sum of (y) Specified Availability as of the close of business on the Business Day immediately preceding the date of such Tranche A Advance plus (z) the amount, if any, necessary to round up to the nearest minimum or integral multiple amount required by Section 2.02(a) and (iii) the aggregate amount requested by the Borrower in the applicable Advance Request in accordance with Section 2.02(a) and (b) the aggregate amount of all outstanding Tranche A Loans shall not exceed the Tranche A Commitment. The Tranche A Commitment shall terminate immediately and without further action on the Tranche A Termination Date.
     (b) during the period commencing October 1, 2008 and ending on the Tranche B Termination Date, loans in an aggregate outstanding principal amount not to exceed the Tranche B Commitment (all such loans, collectively, the “Tranche B Loans” and together with all Tranche A Loans, the “Loans”), which Tranche B Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided that (a) the amount of any Tranche B Advance shall not exceed the least of (i) the unused portion of the Tranche B Commitment, (ii) without giving effect to such Tranche B Advance, the sum of (y) Specified Availability as of the date of the applicable Advance plus (z) the amount, if any, necessary to round up to the nearest minimum or integral multiple amount required by Section 2.02(a) and (iii) the aggregate amount requested by the Borrower in the applicable Advance Request in accordance with Section 2.02(a) and (b) the aggregate amount of all outstanding Tranche B Loans shall not exceed the Tranche B Commitment. The Tranche B Commitment shall terminate immediately and without further action on the Tranche B Termination Date.
     Section 2.02. Requests for Advances. To request an Advance of Loans, the Borrower shall deliver an Advance Request to GM no later than 11:00 a.m., New York City time (a) for an Advance that is requested to be made on a Monday (or if such date is not a Business Day, the next succeeding Business Day), on the immediately preceding Thursday (or if such date is not a Business Day, the next succeeding Business Day), (b) for an Advance that is requested to be made on a Thursday (or if such date is not a Business Day, the next succeeding Business Day), on the immediately preceding Monday (or if such date is not a Business Day, the next succeeding Business Day) and (c) for an Advance of $25,000,000 or less, on the date that is two (2) Business Days before the date of the proposed Advance. Such Advance Request shall be in a form reasonably acceptable to GM, signed and certified by a Financial Officer of the Borrower and delivered in accordance with the notice provisions set forth in Section 8.01; provided that, notwithstanding anything in Section 8.01 to the contrary, Advance Requests may be delivered in .pdf or similar format by electronic mail. Such Advance Request shall specify the following information:
     (a) whether the requested Advance is a Tranche A Advance and/or Tranche B Advance;
     (b) the aggregate amount of the requested Tranche A Advance and/or Tranche B Advance, which shall be in an aggregate amount that is in an integral multiple of $5,000,000 and not less than $10,000,000;

     (c) the date of such Advance, which, with respect to Tranche A Loans shall be a Business Day on or after May 9, 2008 and with respect to Tranche B Loans shall be a Business Day on or after October 1, 2008; and
     (d) the initial Interest Period applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period.”
     If no Interest Period is specified with respect to any portion of the Loan, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
     Section 2.03. Funding of Advances. Upon satisfaction or waiver of the applicable conditions precedent specified herein, GM shall make the proceeds of the Loans available to Borrower by wire transfer of immediately available funds by 2:00 p.m., New York City time, to the account of the Borrower most recently designated by it for such purpose by written notice to GM.
     Section 2.04. Interest Elections. Each Advance of Loans shall have an initial Interest Period as specified in such Advance Request. Thereafter, the Borrower may elect to continue such Advance and may elect Interest Periods therefor, in accordance with the provisions set forth in Section 2.06(b), (c) and (e) of the DIP Credit Agreement (which provisions have been duly incorporated by reference by Section 8.14 herein); provided that there shall be no more than ten (10) Interest Periods outstanding at any time.
     Section 2.05. Interest on the Loans.
     (a) Subject to the provisions of Section 2.06, each Advance shall be comprised entirely of Eurodollar Loans and shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period in effect for such Advance plus 5.25%; provided that if the applicable Adjusted LIBO Rate at the time of determination of the interest rate for an Advance is below 3.25%, the Adjusted LIBO Rate for such Advance for such Interest Period shall be deemed to be 3.25%; provided, further, that, in the event the DIP Credit Agreement is amended, modified, refinanced or replaced so that the pricing for the tranche bearing the highest pricing under the DIP Credit Agreement (the “Adjusted DIP Pricing”) is greater than the rates set forth above, then the rates set forth above in this Section 2.05(a) shall be automatically adjusted so that the pricing for the Advances is the same as such Adjusted DIP Pricing.
     (b) Accrued interest on all of the Loans shall be payable in arrears on each Interest Payment Date applicable thereto, on the applicable Scheduled Termination Date and after such Scheduled Termination Date on demand and upon any repayment or prepayment thereof, other than a prepayment pursuant to Section 2.09 hereof (on the amount prepaid); provided that until the DIP Termination Date, all interest, including amounts owing pursuant to Section 2.06, shall be paid in kind by increasing the principal amount of the Loans then outstanding in an aggregate amount equal to the interest due on each Interest Payment Date; and provided, further, that (A) with respect to all Tranche A Loans, if the Master Restructuring Agreement and the Global Settlement Agreement become effective on or before the Tranche A Termination Date, then all interest accrued and owing hereunder, whether before or after the effectiveness of the Master Restructuring Agreement and the Global Settlement Agreement, including amounts owing pursuant to Section 2.06 and any amounts which have been previously added to the principal amount of the Loans outstanding pursuant to the preceding proviso, shall be automatically cancelled and shall not be included in the Borrower’s Tranche A Obligations hereunder and (B) with respect to all Tranche B Loans, if a Reorganization Plan reasonably satisfactory to GM become effective on or before the Tranche B Termination Date, then all interest accrued and owing hereunder, whether before or after such effectiveness, including amounts owing pursuant to Section 2.06 and any amounts which have been previously added to the principal amount of the Loans outstanding pursuant to the preceding proviso, shall be automatically cancelled and shall not be included in the Borrower’s Tranche B Obligations hereunder.
     Section 2.06. Default Interest. If the Borrower or any Guarantor, as the case may be, shall default in the payment of the principal of or interest on any Loan becoming due hereunder, whether at stated maturity, by acceleration or otherwise, the Borrower or such Guarantor, as the case may be, shall on demand from time to time pay interest, to the extent permitted by law and subject to and in accordance with Section 2.05(b), on all Loans up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate then applicable for such Advances plus 2.0%; provided that if the Adjusted DIP Pricing then in effect includes default interest pursuant to Section 2.09 of the DIP Credit Agreement, the additional 2.0% shall not apply.
     Section 2.07. Repayment of Obligations. The Borrower hereby unconditionally promises to pay to GM the then unpaid Tranche A Obligations on the Tranche A Scheduled Termination Date and the then unpaid Tranche B Obligations on the Tranche B Scheduled Termination Date or, in each case, earlier, if otherwise required by the terms hereof; provided that, subject to Section 6.01, such Obligations shall be paid as a set-off by GM of amounts payable by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor pursuant to the Global Settlement Agreement and the Master Restructuring Agreement, as and when such amounts become payable. GM shall maintain in accordance with customary practice an account or accounts evidencing the indebtedness of the Borrower to GM resulting from each Loan made by GM, including (i) the amount of each Loan made hereunder and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to GM, (iii) the amount of any interest paid in kind pursuant to Section 2.05(b) and (iv) the amounts of principal and interest paid by the Borrower to GM from time to time hereunder. The entries made in such accounts shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of GM to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
     Section 2.08. Optional Termination or Reduction of Commitments. Upon at least one (1) Business Day’s prior written notice to GM, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the unused portions of the Commitments. Each such reduction of the Tranche A Commitment or the Tranche B Commitment shall be in the principal amount of $25,000,000 or any integral multiple of $5,000,000 in excess thereof.
     Section 2.09. Mandatory Prepayment.
     (a) Tranche A Loans. If the aggregate amount of the Tranche A Available Funds exceeds $500,000,000 (such excess amount at any time, the “Tranche A Excess Availability”) and such excess is greater than $5,000,000 (i) if the Borrowing Base Certificate is delivered on a weekly basis, on the date such Borrowing Base Certificate is delivered and (ii) otherwise, on the last Business Day of any calendar week, the Borrower shall prepay the Loans (excluding any portion of the Loans comprising interest that is paid in kind on such Loans pursuant to Section 2.05(b)) within one (1) Business Day of such date in an amount equal to the Tranche A Excess Availability. Notwithstanding anything to the contrary contained in this Agreement, from and after the effectiveness of the amendments to each of the Master Restructuring Agreement and the Global Settlement Agreement referred to in Section 5.03, on each date, the Borrower shall immediately repay, as a set-off by GM in accordance with Section 2.07, an amount equal to the lesser of (x) the Tranche A Obligations outstanding hereunder on such date and (y) any amounts due and payable by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor under such agreements on such date.

     (b) Tranche B Loans. If, on any Monday or Thursday of any calendar week, the aggregate amount of the Tranche B Available Funds exceeds the amount projected by the Borrower on such date to be the net use of cash by the Borrower and the Guarantors for the period commencing on such date through the next Monday or Thursday, as the case may be, plus $25,000,000 (such excess amount at any time, the “Tranche B Excess Availability”), the Borrower shall prepay the Loans (excluding any portion of the Loans comprising interest that is paid in kind on such Loans pursuant to Section 2.05(b)) within one (1) Business Day of such date in an amount equal to the Tranche B Excess Availability. Notwithstanding anything to the contrary contained in this Agreement, from and after the later of (A) the effectiveness of the amendments to each of the Master Restructuring Agreement and the Global Settlement Agreement referred to in Section 5.03 and (B) the Tranche B Termination Date, on each date, the Borrower shall immediately repay, as a set-off by GM in accordance with Section 2.07, an amount equal to the lesser of (x) the Tranche B Obligations outstanding hereunder on such date and (y) any amounts due and payable by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor under such agreements on such date.
     Section 2.10. Payments Generally.
     (a) The Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or other amounts payable hereunder) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of GM, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to GM at its offices at 767 Fifth Avenue, 14th Floor, New York, New York, except that payments pursuant to Section 8.04 shall be made directly to the Persons entitled thereto. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.
     (b) If at any time insufficient funds are received by and available to GM to pay fully all amounts of principal, interest, fees and expenses then due hereunder, such funds shall be applied (i) first, towards payment of fees and expenses then due under Section 8.04, (ii) second, towards payment of interest accrued and then due hereunder on account of the Loans (including any interest payable pursuant to Section 2.06) and (iii) third, towards payment of principal of the Loans then due hereunder.
     (c) Notwithstanding anything to the contrary set forth herein, GM shall have the right to exercise the Set-Off Right, subject to Section 6.01, against any amounts owed under this Agreement in such order as it shall elect in its sole discretion.
     Section 2.11. Priority. The Borrower and each of the Guarantors hereby covenants, represents and warrants that, upon entry of the Approval Order, the Obligations owing to GM or its Affiliates shall at all times constitute allowed claims in the Cases having administrative expense priority pursuant to Section 503(b)(1) of the Bankruptcy Code (such allowed claims, the “Administrative Claims”). The parties hereto agree that GM’s Set-Off Rights shall rank ahead of general unsecured claims at all times.
     Section 2.12. Payment of Obligations. Subject to the provisions of Section 2.07 and Section 6.01, upon the maturity (whether by acceleration or otherwise) of any of the Obligations under this Agreement, GM shall be entitled to payment of such Obligations in accordance with the terms hereof without further application to or order of the Bankruptcy Court.
     Section 2.13. No Discharge; Survival of Claims. Each of the Borrower and the Guarantors agrees that, except to the extent that GM shall have been paid in full (whether by exercising its Set-Off Rights or otherwise), (i) its obligations hereunder shall not be discharged by the entry of an order confirming a Reorganization Plan (and each of the Borrower and the Guarantors, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (ii) the Administrative Claims granted to GM pursuant to the Approval Order and described in Section 2.11 shall not be affected in any manner by the entry of an order confirming a Reorganization Plan.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          In order to induce GM to make the Loans hereunder, the Borrower and each of the Guarantors jointly and severally represent and warrant as follows:
     Section 3.01. Organization and Authority. Each of the Borrower and the Guarantors (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified as a foreign corporation or other organization and in good standing in each jurisdiction where the conduct of its business requires such qualification, except to the extent that all failures to be duly qualified and in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) subject to the entry by the Bankruptcy Court of the Approval Order and the Second Amendment Approval Order has the requisite power and authority to effect the transactions contemplated hereby, and (iv) subject to the entry by the Bankruptcy Court of the Approval Order and the Second Amendment Approval Order has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted, except where the failure thereof could not reasonably be expected to have a Material Adverse Effect.
     Section 3.02. Due Execution. Upon the entry by the Bankruptcy Court of the Approval Order and the Second Amendment Approval Order, the execution, delivery and performance by each of the Borrower and the Guarantors of this Agreement (i) are within the respective powers of each of the Borrower and the Guarantors, have been duly authorized by all necessary action including the consent of shareholders where required, and do not (A) contravene the charter or by-laws of any of the Borrower or the Guarantors, (B) violate any law (including the Securities Exchange Act of 1934) or regulation (including Regulations T, U or X of the Board), or any order or decree of any court or Governmental Authority, conflict with or result in a breach of, or constitute a default under, any material contractual obligation entered into prior to the Filing Date binding on the Borrower or the Guarantors or any of their properties except to the extent that all such violations, conflicts or breaches could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, or (C) conflict with or result in a breach of, or constitute a default under, any material contractual obligation entered into after the Filing Date binding on the Borrower or the Guarantors or any of their properties; and (ii) do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority other than (A) the entry of the Approval Order and the Second Amendment Approval Order and (B) other consents, authorizations, approvals, notices, filings or registrations the failure to obtain or make which could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Upon the entry by the Bankruptcy Court of the Approval Order and the Second Amendment Approval Order, this Agreement has been duly executed and delivered by each of the Borrower and the Guarantors. This Agreement is a legal, valid and binding obligation of the Borrower and each Guarantor, as the case may be, enforceable against the Borrower and the Guarantors, as the case may be, in accordance with its terms and the Approval Order and the Second Amendment Approval Order.
     Section 3.03. Use of Proceeds. The proceeds of the Loans shall be used for working capital and for other general corporate purposes of the Borrower and its Subsidiaries.

ARTICLE IV
CONDITIONS OF LENDING
     Section 4.01. Conditions Precedent to Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) on which each of the following shall have occurred and GM shall have received evidence reasonably satisfactory to it of such occurrence:
     (a) Execution of Agreement. This Agreement shall have been executed by the Borrower and each of the Guarantors.
     (b) Documents and Certificates. GM shall have received such documents and certificates as GM or its counsel may reasonably request relating to the organization, existence and good standing of each of the Borrower and the Guarantors, the authorization of the transactions under this Agreement and any other legal matters relating to each of the Borrower and the Guarantors, the Agreement or the transactions contemplated hereunder, all in form and substance reasonably satisfactory to GM and its counsel.
     (c) DIP Extension. The Bankruptcy Court shall have entered an order approving an amendment of the DIP Credit Agreement (the “DIP Extension Order”), which shall have become effective, and which amendment shall extend the termination date thereunder to a date no earlier than December 31, 2008; provided that the terms of any other amendments or modifications to the DIP Credit Agreement shall be on terms reasonably acceptable to GM, and the DIP Extension Order shall have become final and non-appealable. The DIP Lenders shall have consented to this Agreement.
     (d) Modifications to Existing Confirmed Plan. No motion or other pleading shall have been filed seeking the approval of a Reorganization Plan which contains modifications to the Existing Confirmed Plan which would have a material impact on GM, on the benefits GM reasonably expected to receive under the Existing Confirmed Plan (including, without limitation, GM’s distributions thereunder), the Global Settlement Agreement, the Master Restructuring Agreement, or on the ability of the Borrower and its subsidiaries and Affiliates operating as debtors and debtors-in-possession in the Cases to fulfill any obligations to any GM-Related Parties under the Existing Confirmed Plan, the Global Settlement Agreement, the Master Restructuring Agreement, or any agreements assumed, reinstated, or ratified under the Master Restructuring Agreement; provided that the parties to this Agreement agree that, among other things, any increase in the amount of distributions (or change in the form of distributions) to holders of claims or equity interests under the Existing Confirmed Plan, any change in any of the provisions of section 4.01, 4.02, or 4.03 of the Global Settlement Agreement, or any change in the identity of the Plan Investors (as defined in the Existing Confirmed Plan) other than as permitted by the EPCA shall be deemed to have a material impact on GM, on the benefits GM reasonably expected to receive under the Existing Confirmed Plan (including, without limitation, GM’s distributions thereunder), the Global Settlement Agreement, the Master Restructuring Agreement, or on the ability of the Borrower and its subsidiaries and Affiliates operating as debtors and debtors-in-possession in the Cases to fulfill any obligations to any GM-Related Parties under the Existing Confirmed Plan, the Global Settlement Agreement, the Master Restructuring Agreement, or any agreements assumed, reinstated, or ratified under the Master Restructuring Agreement.
     (e) Other Contracts. The Borrower or any Guarantor shall not, to the extent that the Global Settlement Agreement or Master Restructuring Agreement have not been terminated by GM, have filed a motion or other pleading seeking to reject any executory contract between the Borrower or any Guarantor and GM or any of its Affiliates.
     (f) Approval Order. The Bankruptcy Court shall have entered an order approving this Agreement and the Administrative Claims as described in Section 2.11 (the “Approval Order”), which Approval Order (i) shall authorize extensions of credit in the amount of $650,000,000, (ii) shall authorize the payment by the Borrower of all fees and expenses provided for herein, (iii) shall be in form and substance acceptable to GM and (iv) shall have become final and non-appealable.
     (g) No Default. (i) No Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing under this Agreement and (ii) no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default, shall have occurred and be continuing under the DIP Credit Agreement, in each case, unless such event has been waived (or deemed waived) or amended by the DIP Lenders.
     (h) Fees and Expenses. GM shall have received the payment by the Borrower of all fees and expenses referred to herein.
     Section 4.02. Conditions Precedent to Each Tranche A Loan. The obligation of GM to make each Tranche A Loan is subject to the satisfaction (or waiver in accordance with Section 8.07) of the following conditions precedent:
     (a) Advance Request and Availability Certificate. GM shall have received (i) an Advance Request with respect to such Tranche A Loan as required by Article 2 and (ii) a certificate in a form reasonably acceptable to GM signed by a Financial Officer of the Borrower, certifying the amount of the Specified Availability as of the close of business on the Business Day immediately preceding the date of such Advance and reflecting the calculation thereof (a “Tranche A Availability Certificate”).
     (b) Representations and Warranties. All representations and warranties contained in this Agreement shall be true and correct in all material respects on and as of the date of each Advance hereunder with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date.
     (c) No Default. On the date of each Advance hereunder (i) no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing under this Agreement, (ii) no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default, shall have occurred and be continuing under the DIP Credit Agreement, in each case, unless such event has been waived (or deemed waived) or amended by the DIP Lenders and (iii) no amendments or other modifications to the DIP Credit Agreement with the effect of reducing the aggregate commitments or amounts available thereunder (except in accordance with the terms of the DIP Credit Agreement in effect on the date hereof) shall have become effective.
     (d) Modifications to Existing Confirmed Plan. No motion or other pleading shall have been filed seeking the approval of a Reorganization Plan which contains modifications to the Existing Confirmed Plan which would have a material impact on GM, on the benefits GM reasonably expected to receive under the Existing Confirmed Plan (including, without limitation, GM’s distributions thereunder), the Global Settlement Agreement, the Master Restructuring Agreement, or on the ability of the Borrower and its subsidiaries and Affiliates operating as debtors and debtors-in-possession in the Cases to fulfill any obligations to any GM-Related Parties under the Existing Confirmed Plan, the Global Settlement Agreement, the Master Restructuring Agreement, or any agreements assumed, reinstated, or ratified under the Master Restructuring Agreement; provided that the parties to this Agreement agree that, among other things, any increase in the amount of distributions (or change in the form of distributions) to holders of claims or equity interests under the Existing Confirmed Plan, any change in any of the provisions of section 4.01, 4.02, or 4.03 of the Global Settlement Agreement, or any change in the identity of the Plan Investors (as defined in the Existing Confirmed Plan) other than as permitted by the EPCA shall be deemed to have a material impact on GM, on the benefits GM reasonably expected to receive under the Existing Confirmed Plan (including, without limitation, GM’s distributions thereunder), the Global Settlement Agreement, the Master

Restructuring Agreement, or on the ability of the Borrower and its subsidiaries and Affiliates operating as debtors and debtors-in-possession in the Cases to fulfill any obligations to any GM-Related Parties under the Existing Confirmed Plan, the Global Settlement Agreement, the Master Restructuring Agreement, or any agreements assumed, reinstated, or ratified under the Master Restructuring Agreement.
     (e) Other Contracts. The Borrower or any Guarantor shall not, to the extent that the Global Settlement Agreement or Master Restructuring Agreement have not been terminated by GM, have filed a motion or other pleading seeking to reject any executory contract between the Borrower or any Guarantor and GM or any of its Affiliates.
          The request by the Borrower for, and the acceptance by the Borrower of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrower that the conditions specified in this Section have been satisfied or waived at that time.
     Section 4.03. Conditions Precedent to Each Tranche B Loan. The obligation of GM to make each Tranche B Loan is subject to the satisfaction (or waiver in accordance with Section 8.07) of the following conditions precedent:
     (a) Advance Request and Financial Officer’s Certificates. GM shall have received (i) an Advance Request with respect to such Tranche B Loan as required by Article 2, together with the Weekly Cash Projection, and (ii) the Specified Availability Certificate dated the date of the Advance.
     (b) Representations and Warranties. All representations and warranties contained in this Agreement shall be true and correct in all material respects on and as of the date of each Advance hereunder with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date.
     (c) No Default. On the date of each Advance hereunder (i) no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing under this Agreement, (ii) no Automatic Accommodation Termination Default and no Accommodation Default, and no event which upon notice or lapse of time or both would constitute an Automatic Accommodation Termination Default or an Accommodation Default, shall have occurred and be continuing under the Accommodation Agreement, in each case, unless such event has been waived or amended by the requisite DIP Lenders, (iii) no amendments or other modifications to the DIP Credit Agreement with the effect of reducing the aggregate commitments or amounts available thereunder (except in accordance with the terms of the DIP Credit Agreement in effect on the Second Amendment Effective Date (after giving effect to the Accommodation Agreement)) shall have become effective and (iv) no amendments or other modifications to the Accommodation Agreement in a manner materially adverse to GM shall have become effective.
     (d) Reorganization Plan. No motion or other pleading shall have been filed by the Borrower or any Guarantor seeking to amend or otherwise modify such Reorganization Plan and Disclosure Statement in a manner not reasonably satisfactory to GM.
          The request by the Borrower for, and the acceptance by the Borrower of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrower that the conditions specified in this Section have been satisfied or waived at that time.

ARTICLE V
COVENANTS
          From the Effective Date and for so long as the Commitments shall be in effect or any amount shall remain outstanding or unpaid under this Agreement, the Borrower and each of the Guarantors agree that they will, and will cause each of their respective Subsidiaries to:
     Section 5.01. Existence. Preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except (i) (A) if in the reasonable business judgment of the Borrower it is no longer necessary for the Borrower and the Guarantors to preserve and maintain such rights, privileges, qualifications, permits, licenses and franchises, and (B) such failure to preserve the same could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) as otherwise permitted in connection with sales of assets permitted by Section 6.10 of the DIP Credit Agreement.
     Section 5.02. Notice of Event of Default, etc. Promptly give to GM notice in writing of any Accommodation Default, any Automatic Accommodation Termination Default or the occurrence of any event or circumstance which with the passage of time or giving of notice or both would constitute such event under the Accommodation Agreement or an Event of Default hereunder.
     Section 5.03. [Reserved]
     Section 5.04. Financial Officer’s Certificates. As long as any Advances shall be outstanding, on each Monday and Thursday of each calendar week (or, if not a Business Day, on the next succeeding Business Day) and, if more frequent, on each date on which an Advance Request is delivered and on each date an Advance is made, deliver to GM the Weekly Cash Projection and the Specified Availability Certificate.
     Section 5.05. Information. Deliver to GM all financial statements, reports, documents and other information that it provides to the DIP Lenders pursuant to the DIP Credit Agreement, at the same time such information is delivered to the DIP Lenders, in each case subject to compliance with the terms and conditions of confidentiality arrangements entered into with the Borrower.
ARTICLE VI
EVENTS OF DEFAULT
     Section 6.01. Events of Default. In the case of the happening of any of the following events and the continuance thereof beyond the applicable grace period, if any (each, an “Event of Default”):
     (a) any material representation or warranty made by the Borrower or any Guarantor in this Agreement or in connection with this Agreement or the credit extensions hereunder or any material statement or representation made in any report, financial statement, certificate or other document furnished by the Borrower or any Guarantor to GM under or in connection with this Agreement, shall prove to have been false or misleading in any material respect when made; or
     (b) default shall be made in the payment of any (i) interest on the Loans payable hereunder when due (other than amounts set forth in clause (ii) hereof), and such default shall continue unremedied for more than three (3) Business Days or (ii) principal of the Loans when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or

     (c) default shall be made by the Borrower or any Guarantor in the due observance or performance of any covenant, condition or agreement herein and, with respect to Section 5.01 (but only with respect to any Guarantor) and Section 5.05 only, such default shall continue unremedied for more than ten (10) days; or
     (d) any of the Cases shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code or the Borrower or any Guarantor shall file a motion or other pleading seeking the dismissal of any of the Cases under Section 1112 of the Bankruptcy Code or otherwise; a trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code, a responsible officer or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code shall be appointed in any of the Cases and the order appointing such trustee, responsible officer or examiner shall not be reversed or vacated within thirty (30) days after the entry thereof; or
     (e) any material provision of this Agreement shall, for any reason, cease to be valid and binding on the Borrower or any of the Guarantors, or the Borrower or any of the Guarantors shall so assert in any pleading filed in any court; or
     (f) an order of the Bankruptcy Court shall be entered (i) reversing, staying for a period in excess of ten (10) days, or vacating the Approval Order, the DIP Extension Order, the Second Amendment Approval Order or the Accommodation Approval Order or (ii) without the written consent of GM, otherwise amending, supplementing or modifying the Approval Order, the DIP Extension Order, the Second Amendment Approval Order or the Accommodation Approval Order in a manner that is reasonably determined by GM to be adverse to GM; or
     (g) a default, event or condition (other than a Specified Default) arising under the Loan Documents, including the Accommodation Agreement, relating to the DIP Credit Agreement, and such event or condition results in such Indebtedness becoming due prior to its stated maturity or remedies being exercised in respect of the collateral securing such Indebtedness;
          then, and in every such event and at any time thereafter during the continuance of such event, and to the fullest extent permitted by law and without further order of or application to the Bankruptcy Court, GM may, by notice to the Borrower (with a copy to counsels for the Official Creditors’ Committee and the Official Equity Committee appointed in the Cases, to counsel for the Administrative Agent under the DIP Credit Agreement and to the United States Trustee for the Southern District of New York), take one or more of the following actions, at the same or different times (provided that with respect to clause (iv) below, GM shall provide the Borrower (with a copy to counsels for the Official Creditors’ Committee and the Official Equity Committee in the Cases, to counsel for the Administrative Agent under the DIP Credit Agreement and to the United States Trustee Southern District of New York) with five (5) Business Days’ written notice prior to taking the action contemplated thereby: (i) terminate or suspend forthwith the Commitments; (ii) declare the Loans or any portion thereof then outstanding to be forthwith due and payable, whereupon the principal of such Loans together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrower accrued hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, anything contained herein to the contrary notwithstanding; (iii) exercise the Set-Off Right against all amounts payable by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor (including, without limitation, against any amounts payable by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor under the Master Restructuring Agreement and the Global Settlement Agreement), which Set-Off Right shall be in addition to other rights and remedies which GM may have; and (iv) exercise any and all remedies under applicable law otherwise available to GM; provided that, notwithstanding anything to the contrary contained in this Agreement, GM hereby agrees not to exercise any Set-Off Right pursuant to this Section 6.01 or otherwise (which rights, with respect to any Obligations owing under this Agreement, may only be exercised against the Borrower and the Guarantors) with respect to the Obligations arising under this Agreement (A) against any amounts payable by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor under the Master Restructuring Agreement and the Global Settlement Agreement (1) with respect to any Tranche A Obligations and any prepayments due and payable under Section 2.09, until the effective date of the amendments to such agreements referred to in Section 5.03 and (2) with respect to any Tranche B Obligations (other than any prepayments due and payable under Section 2.09), until the later of (x) the effective date of the amendments to such agreements referred to in Section 5.03 and (y) the Tranche B Termination Date and (B) except with respect to any prepayments due and payable under Section 2.09, against all other amounts payable by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor (or defer, delay or suspend the payment of any other amounts payable by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor) until after the DIP Termination Date. Any payment received as a result of the exercise of remedies hereunder shall be applied in accordance with Section 2.10(b).
          It is understood and agreed among the parties hereto that, except as expressly provided herein, no default or breach by the Borrower or any of its Subsidiaries under any other agreement entered into with GM or its Affiliates shall give rise to a default hereunder, and neither GM nor its Affiliates shall exercise any rights under any such other agreement as against any other such party as a result of a default hereunder.
          Notwithstanding anything to the contrary contained in this Agreement, until after the DIP Termination Date, the Borrower and the Guarantors shall not make any payment to GM or its Affiliates with respect to the Obligations hereunder (except (a) with respect to any prepayments due and payable under Section 2.09, whether in cash or through any Set-Off Right exercised by GM or its Affiliates, (b) interest to the extent paid in kind under Section 2.05(b), and (c) any Obligations due hereunder paid through any Set-Off Right exercised by GM or its Affiliates against amounts payable by GM or its Affiliates to or for the credit or the account of the Borrower or any Guarantor pursuant to the Global Settlement Agreement or Master Restructuring Agreement as permitted hereunder).
ARTICLE VII
GUARANTY
     Section 7.01. Guaranty.
     (a) Each of the Guarantors unconditionally and irrevocably guarantees the due and punctual payment by the Borrower of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and it will remain bound upon this guaranty notwithstanding any extension or renewal of any of the Obligations. The Obligations of the Guarantors shall be joint and several.
     (b) Each of the Guarantors waives presentation to, demand for payment from and protest to the Borrower or any other Guarantor, and also waives notice of protest for nonpayment. The Obligations of the Guarantors hereunder shall not be affected by (i) the failure of GM to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Guarantor under the provisions of this Agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof, (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of this Agreement; (iv) the release, exchange, waiver or foreclosure of any security held by GM for the Obligations or any of them; (v) the failure of GM to exercise any right or remedy against any other Guarantor; or (vi) the release or substitution of the Borrower or any other Guarantor.

     (c) Each of the Guarantors further agrees that this guaranty constitutes a guaranty of payment when due and not just of collection, and waives any right to require that any resort be had by GM to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of GM in favor of the Borrower or any other Guarantor, or to any other Person.
     (d) Each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of the Borrower and of any other Guarantor and any circumstances affecting the ability of the Borrower to perform under this Agreement.
     (e) Each Guarantor’s guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guaranty. GM makes no representation or warranty in respect to any such circumstances or shall have any duty or responsibility whatsoever to any Guarantor in respect of the management and maintenance of the Obligations.
     (f) Subject to the provisions of Section 6.01, upon the Obligations becoming due and payable (by acceleration or otherwise), GM shall be entitled to immediate payment of such Obligations by the Guarantors upon written demand by GM without further application to or order of the Bankruptcy Court.
     Section 7.02. No Impairment of Guaranty. The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of GM to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law, unless and until the Obligations are paid in full.
     Section 7.03. Subrogation. Upon payment by any Guarantor of any sums to GM hereunder, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full of all the Obligations. If any amount shall be paid to such Guarantor for the account of the Borrower in respect of the Loans, such amount shall be held in trust for the benefit of GM and shall forthwith be paid to GM to be credited and applied to the Obligations, whether matured or unmatured.
ARTICLE VIII
MISCELLANEOUS
     Section 8.01. Notices.
     (a) Subject to paragraph (b) below, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
     (i) if to the Borrower, to it at 5725 Delphi Drive, Troy, Michigan 48098, Attention: Treasurer (Telecopy No. 248-813-2648; Telephone No. 248-813-2592; with a copy to Deputy

General Counsel, Transactional and Restructuring (Telecopy No. 248-816-2491; Telephone No. 248-813-2492); and
     (ii) if to General Motors Corporation, to it at 767 Fifth Avenue, 14th floor, New York, New York 10153, Attention: Treasurer, with a copy to General Motors Corporation, 767 Fifth Avenue, 14th floor, New York, New York 10153, Attention: Director, Business Development.
     (b) GM or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.
     Section 8.02. Survival of Agreement, Representations and Warranties, etc. All warranties, representations and covenants made by the Borrower or any Guarantor herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by GM and shall survive the making of the Loans herein contemplated regardless of any investigation made by GM or on its behalf and shall continue in full force and effect (in the case of any representations and warranties, as of the date when made or deemed to be made) so long as any amount due or to become due hereunder is outstanding and unpaid and so long as the Commitments have not been terminated.
     Section 8.03. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no party hereto may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of (a) in the case of the Borrower or any Guarantor, GM, and (b) in the case of GM, the Borrower and to the extent reasonably necessary or advisable, by the Administrative Agent under the DIP Credit Agreement (in each case, in connection with the assignment of outstanding Loans, but not the Commitments, such consent not to be unreasonably withheld or delayed), (and any attempted assignment or transfer without such consent shall be null and void); provided that the consent of the Borrower or the Administrative Agent under the DIP Credit Agreement shall not be required for GM to assign or otherwise transfer (i) its rights and obligations hereunder to any of its Affiliates that have the ability to perform hereunder or (ii) its rights and obligations with respect to the outstanding Loans, but not the Commitments, to another Person following the occurrence of an Event of Default which is continuing; and provided, further that (i) for purposes of this agreement, the term “GM” shall include GM’s successors and assigns hereunder, (ii) such assignee shall have no greater rights than GM would have had under this agreement, including as to rights to payment, enforcement and collection, and (iii) any such assignee shall agree in writing to be bound by the provisions of this agreement as if such assignee were GM.
     Section 8.04. Expenses; Indemnity; Damage Waiver.
     (a) The Borrower shall pay or reimburse: (A) all reasonable fees and reasonable out-of-pocket expenses of GM (including the reasonable fees, disbursements and other charges of counsel) associated with this Agreement, and the preparation, execution, delivery and administration of this Agreement and any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated); and (B) all fees and expenses of GM (including the fees, disbursements and other charges of counsel) incurred in connection with the enforcement of this Agreement. All payments or reimbursements pursuant to this clause shall be payable promptly upon written demand together with back-up documentation supporting such reimbursement request. GM’s right to reimbursement pursuant to this clause or any other provision of this Agreement shall not be construed to limit GM’s rights to reimbursement under any other agreement or arrangement it may have with the Borrower or any of its Subsidiaries.
     (b) The Borrower shall indemnify GM and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee (it being understood that claims for expense reimbursement hereunder shall be accompanied by back-up documentation supporting such request), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby or (ii) any Loan or the use of the proceeds therefrom; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee (or such Indemnitee’s officers, directors, employees or affiliates).
     (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions hereunder, any Loan or the use of the proceeds thereof.
     Section 8.05. CHOICE OF LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
     Section 8.06. No Waiver. No failure on the part of GM to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.
     Section 8.07. Amendments, etc. No modification, amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower or any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by GM and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower or any Guarantor shall entitle the Borrower or any Guarantor to any other or further notice or demand in the same, similar or other circumstances. No amendment to this Agreement shall be effective against the Borrower or any Guarantor unless signed by the Borrower or such Guarantor, as the case may be.
     Section 8.08. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     Section 8.09. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     Section 8.10. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that GM may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.16, 2.17, 2.18 and 10.04 of the DIP Credit Agreement (which provisions have been duly incorporated by reference by Section 8.14 herein) and Section 8.04 herein shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.
     Section 8.11. Execution in Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constituted the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective on the Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
     Section 8.12. Further Assurances. Whenever and so often as reasonably requested by GM, the Borrower and the Guarantors will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in GM all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Agreement.
     Section 8.13. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE GUARANTORS AND GM HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 8.14. Incorporation by Reference. The terms and conditions of the following sections of the DIP Credit Agreement are hereby incorporated by reference into, and form integral parts of, this Agreement, mutatis mutandis, and GM, for purposes hereunder, shall be deemed a “Lender” and/or the “Administrative Agent”, as applicable: Section 1 (Definitions); Section 2.06(b), (c) and (e) (Interest Elections); Section 2.10 (Alternate Rate of Interest); Section 2.16 (Increased Costs); Section 2.17 (Break Funding Payments); Section 2.18 (Taxes); and Section 10.04 (Confidentiality).
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have entered into this Amendment No. 2 as of the date first above written.

BORROWER DELPHI CORPORATION
By:	/s/ John Sheehan
	Name:	John Sheehan
	Title:	Vice President and Chief Financial Officer

[Signature Page to GM-Delphi Agreement]]

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

[Signature Page to GM-Delphi Agreement]]

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

[Signature Page to GM-Delphi Agreement]]

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

[Signature Page to GM-Delphi Agreement]]

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

[Signature Page to GM-Delphi Agreement]]

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

[Signature Page to GM-Delphi Agreement]]

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

[Signature Page to GM-Delphi Agreement]]

ASPIRE, INC.,
a Michigan corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

DELPHI CHINA LLC,
a Delaware limited liability company

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

DELPHI DIESEL SYSTEMS CORP.,
a Delaware corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC.,
a Michigan corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

SPECIALTY ELECTRONICS, INC.,
a South Carolina corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer
[Signature Page to GM-Delphi Agreement]]

SPECIALTY ELECTRONICS INTERNATIONAL LTD.,
a Virgin Islands corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

PACKARD HUGHES INTERCONNECT COMPANY,
a Delaware corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer

ENVIRONMENTAL CATALYSTS, LLC,
a Delaware limited liability company

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer
[Signature Page to GM-Delphi Agreement]]

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

[Signature Page to GM-Delphi Agreement]]

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ Thomas N. Twomey
	Name:	Thomas N. Twomey
	Title:	Vice President Intellectual Property

[Signature Page to GM-Delphi Agreement]]

DREAL, INC.,
a Delaware corporation

By its Sole Shareholder Delphi Corporation

/s/ John D. Sheehan

Name: John D. Sheehan
Title: Vice President and Chief Financial Officer
[Signature Page to GM-Delphi Agreement]]